INVESCO
    Global Health Sciences Fund
  1998 Annual Report

Highlights


                                                                  For the 12 Months Ended October 31
                                                      1998              1997             1996              1995
-----------------------------------------------------------------------------------------------------------------
Net Asset Value--Total Return(1)                      20.74%            18.60%           20.10%            49.52%
Share Price--Total Return(1)                          40.29%            32.98%           15.25%            47.50%
Total Distributions                                 $3.9248           $4.4727          $  0.00           $  0.00

Total Net Assets--End of Period                     $ 586.3           $ 526.2          $ 455.8           $ 379.5
Ratio of Expenses to Average Net Assets                1.21%*            1.22%*           1.21%             1.33%
Portfolio Turnover                                       87%              145%              91%              105%
-----------------------------------------------------------------------------------------------------------------

  (1)Past performance is no guarantee of future results.
  (*)Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

INVESCO Global Health Sciences Fund is an aggressive growth closed-end fund that focuses on health care, a global industry with unlimited growth potential. The Fund is managed by INVESCO, which is an industry leader in investment management.

The Fund is managed by INVESCO through the selective allocation of holdings in the subsectors of pharmaceuticals, medical devices and supplies, biotechnology, and health care delivery, and seeks returns that exceed those of the broader market. The Fund's broad investment charter allows investments in private companies that represent the next generation in health care technology. These companies may have the potential to complete an initial public offering and deliver new-product announcements. Thus, while past performance is no guarantee of future results, the Fund is designed for long-term net asset value growth.

INVESCO Global Health Sciences Fund's total net assets under management were more than $586 million as of October 31, 1998.


Letter
  from the Chairman

Dear Shareholder:
1998 has been a year that tested the nerves of even the most experienced investor, with the domestic equity markets reaching unprecedented heights in the spring, suffering a severe correction in the late summer, and then rallying again in the fall. But what has really changed in 1998?

Economy: The domestic economy continues to expand even though many other countries are enduring recessions. With U.S. unemployment at record low levels and real wages accelerating, consumers have been willing to spend money. It is important to remember that consumer spending is responsible for approximately two thirds of Gross Domestic Product. In addition, lower interest rates on mortgages have enticed homeowners to re?nance, increasing their disposable income.

Graph:

     This graph illustrates the monthly discount/premium for the INVESCO GHS Fund for the period from 01/31/95 to 11/30/98.

Interest rates: As the global financial crisis intensified during 1998, the threat of an overheating economy diminished, and interest rates declined significantly -- with Treasury yields reaching levels not seen since the 1950s and 1960s.

Corporate Earnings: The strong U.S. dollar, intense price competition worldwide, and slowing global economies have decreased revenues for many multinationals, squeezing corporate profits. Furthermore, increasing wages (due to the tight labor market) are also putting pressure on pro?t margins, and the growth rate in corporate earnings has slowed.

Market Volatility: Investors have enjoyed an unusual market, as domestic equity markets produced above-average returns with limited volatility. This year, volatility returned to the markets and August 1998 marked the worst month for equities since October 1987. For the long-term investor, volatility is just part of the price of doing business when investing in equities.

     As we move into 1999, the market environment for domestic equities has changed to some extent, but in many respects, it remains similar to the last four years. Low inflation, declining interest rates, and positive domestic economic growth lend support to the underlying fundamentals for equities. Granted, the slowdown in many international economies may retard growth here at home, but it appears that our economy remains strong.

Narrowing of the Fund's discount and structural changes
Like most closed-end funds, INVESCO Global Health Sciences Fund's share price has traded at a discount to its net asset value. After thorough research, the Fund's Board of Trustees concluded that a managed distribution policy was in the best interest of shareholders. Under this policy, the Fund will pay shareholders a quarterly distribution of 2.5% of the Fund's net asset value. Since the announcement of the new policy, the discount to net asset value has been reduced, and it is my opinion that this benefit to shareholders can be attributed  to both  the  Fund's  strong  performance  and the new  distribution policy.
     Management of the portfolio has changed only slightly with the new distribution policy. The distributions are now more predictable and will be made quarterly instead of annually. This helps the Fund to manage the cash required to make the distributions, since the amounts are generally smaller and more regular. The policy eliminates the need to raise potentially large cash positions required prior to a one-time, year-end distribution. It also eliminates the changes in equity and industry weightings that would result from raising the cash required for a single large distribution.
     The Fund's closed-capital structure allows us to invest in securities that it couldn't own to the same degree if it was an open-end investment company. By investing in illiquid securities, private placements and restricted securities, the Fund is able to participate in the potentially huge financial upside associated with innovative companies offering new technology that is on the cutting edge of the health care industry. These innovations may help determine the winners and losers in the health care sector during the next three to ?ve years.

Graph: This graph compares the net asset value and share price value of a $10,000 investment in the INVESCO Global Health Sciences Fund to the value of a $10,000 investment in the S&P Health Care Composite Index for the period from inception (01/31/92) through 10/31/98.

Year 2000 Computer Issue. Many computer systems in use today may not be able to recognize any date after December 31, 1999. If these systems are not fixed by that date, it is possible that they could generate erroneous information or fail altogether. As investment advisor and administrator of the Fund, INVESCO has committed substantial resources in an effort to make sure that its own major computer systems will continue to function on and after January 1, 2000. Of course, INVESCO cannot fix systems that are beyond its control. If INVESCO's own systems, or the systems of third parties upon which it relies, do not perform properly after December 31, 1999, the Fund could be adversely affected.

     In addition, the markets for, or values of, securities in which the Fund invests may possibly be hurt by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. For example, improperly functioning computer systems could result in securities trade settlement problems and liquidity issues, production issues for individual companies and overall economic uncertainties. Individual issuers may incur increased costs in making their own systems Year 2000 compliant. The combination of market uncertainty and increased costs means that there is a possibility that Year 2000 computer issues may adversely affect the Fund's investments.

Fund Performance
For the one-year period ended October 31, 1998, the Fund had a total return of 20.74%, based on net asset value, and a return of 40.29%, based on market value.(1) During this period, both the net asset value and market return significantly outperformed the average open-end fund return of 5.38% in the Lipper Health/Biotechnology category. (Lipper Analytical Services, Inc., is an independent fund analyst, that tracks total return unadjusted for commissions.)

     For the three-year period ended October 31, 1998, the Fund had an average annual return of 19.81%, based on net asset value, and 29.07%, based on market price performance.(1) Both of these returns also outperformed the average open-end fund return of 17.68% for the Lipper Health/Biotechnology category.

Thank you for your continued support, and we look forward to assisting you with your future investment needs.

Sincerely,

/s/ Charles W. Brady

Charles W. Brady
Chairman

(1)Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results.

Review & Outlook
    A Conversation with Senior Vice President and Portfolio Manager John Schroer

Q: Can you discuss the factors responsible for the Fund's strong relative and absolute performance in 1998?

A:   The Fund has performed very well this year for two reasons.(1)

     First, health care stocks in general have been strong relative performers versus the broader market averages. For the last 12 months, global economic uncertainty and financial market turmoil have been the backdrop for investors. However, due to the nature of health care demand, business trends in the industry are relatively immune to short-term changes in the economic environment. This stability and safety has accounted for much of the relative outperformance of health care this past year.

     Second, the portfolio has been overweighted in the pharmaceutical and medical devices and supplies sectors. The pharmaceutical sector posted another strong year of absolute returns, as a result of strong unit volume growth and increasing visibility on the future product pipelines. Medical devices and supplies posted returns that, albeit volatile, were quite positive for the portfolio. Conversely, the portfolio has been underweighted in the biotechnology sector and the health care service sector. While these sectors underperformed the market, our selective investments within these sectors contributed meaningfully to the overall performance of the Fund.

Q: The Fund has approximately 60% of its assets in large pharmaceutical companies. This group has been one of the best performing segments of the health care industry for the last two years. Why do you have the weighting so high and do you expect any changes?

A: There are two driving forces creating value for shareholders in the pharmaceutical industry long-term. First is the well-documented effect of demographics. The baby boom generation currently averages between 35 to 50 years old. During this period of an individual's life, the most pronounced increase in pharmaceutical consumption takes place. These therapies are generally chronic treatments for illnesses ranging from cardiovascular disease through depression, and represent the largest categories within the pharmaceutical industry. This driver of unit volume growth should continue for the industry into the foreseeable future.

Graph:
     Annual Pharmaceutical Expenditures by Age Group: this graph shows the expenditures of each age group in the United States as a percentage of total expenditures and in dollars.

     Second, the new product introductions experienced by the industry over the last 18 months continue to drive revenues and earnings in the near-term. The pharmaceutical industry, which has historically spent a high percentage of revenues on research and development, continues to grow its research and development budgets faster than industry revenue growth. This growing commitment has, and is expected to continue to, result in new products. The pipeline of new products is full of promising technology, which should drive industry revenue growth into the next century.

     Importantly, the fundamental structure of the industry and what is required to effectively compete is changing. The threshold for critical mass in the pharmaceutical industry is rising. This "critical mass" is measured in the size and scope of research and development effort, expertise in running successful clinical trials, experience in navigating the regulatory pathways globally, and the sales force presence necessary for a large product launch. As this threshold increases, and the barriers to entry rise, larger companies will benefit disproportionately.

Graph:
     U.S. and Global Pharmaceutical R&D Spending: This graph shows the actual and estimated U.S. and global spending on pharmaceutical research and development for the years 1990 through 2002.

     The powerful demand created by the demographic phenomena and the continual supply of novel new therapeutics created through the research and development efforts, coupled with an accelerated regulatory review timeline, has fostered an environment for the pharmaceutical industry that has rarely been more favorable. We remain comfortable with the investments and the current weighting in this sector.

Q:   The  financial  markets have been very volatile due to concerns over global
     economic  stability  and  growth.  In  this   environment,   why  has  the
     pharmaceutical sector performed so well?
A: Pharmaceuticals are products whose demand is largely unrelated to the general direction of the economy. Consumption of medications is based on biologic need rather than changes in income. Furthermore, many of the regions of the world, such as Southeast Asia and Latin America, which have experienced the most instability, are not meaningful markets for the pharmaceutical industry. As a result, unit volumes, revenues and operating earnings in this sector have not been significantly affected. Therefore, pharmaceutical share prices have not been significantly affected by negative global developments.

Q: What are a few of your favorite drug companies?
A: We concentrate the Fund's investments in pharmaceutical companies that have strong new product pipelines, clinically superior products in commercially attractive categories, and strong research and development activities. A sampling of our favorite pharmaceutical companies today are:
o Merck & Co.
o Lilly (Eli) & Co.
o Warner-Lambert Co.
o Schering-Plough Corp.
o Pfizer, Inc.


Historical Drug Progression Probability
--------------------------------------------------------------------------
                                   Phase I        Phase II       Phase III
--------------------------------------------------------------------------
Entering Phase I                   100%
--------------------------------------------------------------------------
Entering Phase II                  74%            100%
--------------------------------------------------------------------------
Entering Phase III                 36%            49%            100%
--------------------------------------------------------------------------
Approved                           23%            31%            64%
--------------------------------------------------------------------------
Source: Tufts University

Q: What new drugs are coming to market in the near-term that offer exceptional potential?

A: There is a novel new class of drugs scheduled to launch into the market in 1999 called Cox-2 inhibitors. This new class of drugs is a breakthrough in the treatment of pain and inflammation. Cox-2 inhibitors will compete against existing non-steroidal anti-inflammatory drugs. Existing drug therapies that treat these ailments such as aspirin, naproxen, and ibuprofen can interfere with the body's natural mucus lining, and may lead to stomach discomfort and potentially ulcers. However, the Cox-2 inhibitors reduce pain and in?ammation without disturbing this lining. The Cox-2 inhibitor class has the potential to be a multi-billion dollar market.

     The first drug of this class in early 1999 should be Celebrex. Celebrex was developed by Monsanto and will be co-promoted with Pfizer. The second Cox-2 inhibitor to reach market should be Merck's Vioxx, also in 1999.

Q: The Fund's returns were enhanced by exposure to medical devices and supplies companies. What is happening within this sector?
A: The medical devices and supplies sector is one of the more diverse and fragmented within health care. We continue to focus on those sub-sectors that have the best industry growth prospects and the companies in those sub-sectors that have the best long-term return potential. Consistent with our high-quality growth philosophy, we look for high barriers to entry, and clinically value-added products with high profitability in sub-sectors growing faster than overall health care spending. We then focus on the companies with strong franchise presence - high market share, significant research and development effort, strong sales force and proven management teams.
     This process has resulted in the Fund investing in sub-sectors such as cardiac devices and spinal orthopedics.
     Two of our favorite  companies in this  sub-sector  today are:
     o Medtronic, Inc.
     o Sofamor/Danek Group

     Medtronic is a leading company in the design, development, and manufacturing of products for use in cardiac rhythm management, such as defibrillators and pacemakers. Sofamor/Danek Group is the market leader for implantable devices used in the surgical treatment of spinal conditions. Its primary products include support rods, locking bolts, spinal rods, hooks, and traction devices. Impressive management is evident in the consistent financial returns and conservative financial position posted by both companies.

Q:   What about the biotechnology and health care delivery sectors?

A: The Fund has limited the exposure to both the biotechnology and health care delivery sectors--less than 10% to each in the past year. Biotechnology continues to offer tremendous clinical potential and lucrative returns for investors. Unfortunately, one must also assume a similar amount of risk for the high returns. Historically, for every compound that enters Phase 1 research and ultimately becomes commercially successful, there are approximately nine others that will fail. Because of this risk, we maintain very selective criteria for investing in biotechnology companies.

Graph:
     Percent of Fund's Total Net Assets by Subsector: This graph shows the percentage of the INVESCO Global Health Sciences Fund's total net assets held in the following subsectors: biotechnology, health care delivery, medical devices and supplies, pharmaceuticals and other/short term as of October 31, 1998 and 1997.

     During the past year, share prices of the larger, mature, biotechnology companies significantly outperformed smaller companies. One of the strongest performers for the Fund and the sector was MedImmune, Inc.
     We  continue  to be less than  optimistic  for the  future  of health  care delivery firms. As the federal government becomes more cost-conscience, reimbursements to health care providers (hospitals, health maintenance organizations and preferred provider organizations) have become incrementally more negative, pressuring their revenue and therefore earnings growth. Because of these regulatory constraints, we have avoided hospitals, health maintenance organizations and preferred provider organizations.
     Because the health care service sector is extremely heterogeneous, we have been able to research and invest in less traditional companies with very good investment profiles, like IMS Health. Formerly known as Cognizant Corporation, IMS Health tracks prescription drug volumes at the pharmacy and hospital level and sells this data to pharmaceutical companies and other users. With a near monopoly in this market, IMS continues to post consistent recurring revenue, strong return on capital invested and strong earnings growth.

Q: There appears to have been a great deal of merger/acquisition activity in the health care sector during the last year. How has the Fund been affected by this activity?
A: There has been an increase in the number of transactions announced; unfortunately, there also has been a decrease in the number of transactions closed. During the past year, the pharmaceutical industry witnessed the announcement of American Home Products merging with SmithKline Beecham PLC only to have this deal fall through. This was replaced by the announcements of Glaxo Wellcome PLC merging with SmithKline Beecham PLC and American Home Products merging with Monsanto Co. Subsequently, both of these mergers collapsed as well. The medical device industry continues with the divestiture and consolidation trends that have been ongoing for the past few years. Limited activity has occurred in the health care services sector, while acquisition activity has been accelerating within the biotechnology sector.

     Health care companies have historically sought the merger/acquisition solution for several reasons.

  o Companies are rapidly striving to achieve critical mass in an industry where the threshold required to effectively compete is rising. Specifically, this applies to companies looking to fill a void in their product pipeline, broaden product line offerings or access deeper financial resources. For shareholders, the effect of merger/acquisitions has generally been positive over time, more so if the investment happens to be in the target company.
  o The predominant financial rationale for consummating  mergers/acquisitions
is the  cutting   of  costs   associated   with   duplicative    administrative
responsibilities, while leveraging research and development efforts in addition to held sales forces. In some instances, this has led to higher earnings growth rates for the new company than either company generated independently. While in others, earnings projections might not change, but the value the market was willing to apply increases, as those earnings are now higher quality.

     As mentioned, there has been an increase in merger/acquisition activity over the past year. The Fund has generally benefited from the activity through holdings in both targets and acquirers. The philosophy and strategy of the Fund does not call for a specific focus on mergers/acquisitions. The drivers of mergers/acquisitions for the health care sector are not expected to change in the near-term. We would expect to see continued merger/acquisition activity within the health care sector over time, and we would hope that the Fund benefits.

Q:   During the last year, what areas were disappointing?
A: 1998 was a very good year for the Fund. If I had to identify one area that was a disappointment during the last year, it would be the performance of the Fund's private placements. Although fundamentally many of the companies are progressing and meeting business milestones, the state of the capital markets has had more impact on value in 1997 and 1998. For many reasons, smaller capitalization companies have underperformed the market averages for almost two years. This has had the effect of limiting the number of initial public offerings. Furthermore, 90% of private investments ultimately exit the Fund's portfolio through an IPO, and as this window has closed, so has the ability of the Fund to realize the increased values resulting from the business progress demonstrated by our investments.
     During the past two years, the Fund has continued to research new private placement investments but has not meaningfully committed new funds. It is the opinion of Fund management that as valuations continue to contract, more opportunities will exist and the Fund will again increase the financial commitment to private company investments. We remain confident in the long-term potential of private placements.

Q:   Have you added any private placements to the Fund in 1998?

A: Of several new investments made by the Fund in the past year, I would like to highlight two:

  o Aerogen,   Inc.   Aerogen  is  focused  on  the  creation,  development and
commercialization of unique therapeutic products for human use, through innovation of controlled drug delivery to the upper respiratory tract and lungs via aerosols. Their drug delivery products may be used in the treatment of respiratory diseases, and for the deployment of drugs into the circulatory system.

  o Fidus Medical Technology. Fidus is a leading developer of catheter-based, microwave systems for minimally invasive electrophysiology procedures. The company is also developing and testing a number of products to treat cardiac arrhythmias.

Q:   What is your strategy for private placements in the near future?
A: We will continue to be very selective in the next 6 to 12 months, looking to improve the quality of the portfolio while being cognizant of the difficult market environment. Once that situation changes, we intend to increase the Fund's assets in private placements over the long-term, since we believe that these securities provide the potential for significant appreciation. However, until the market environment changes for private placements, we will remain cautious with our investment approach.

Q: Does the Fund engage in short selling?
A: Yes, a "short sale" is the selling of shares in a company that the Fund does not own with the intent to repurchase those shares later at a lower price. This is a very useful feature in the management of the portfolio. We have used short-selling for specific company circumstances rather than industry hedging or market bets. We are very selective in the stocks we short. We try to limit the short-sale exposure in the portfolio to less than 10% of the Fund's total assets, but could increase the exposure to as much as 25%.

Q: Have the underlying fundamentals supporting the growth of health care spending changed?
A: Industry fundamentals have changed very little, if at all. Health care should continue to be driven by demographics and new technology. In the long-term, demographics will drive industry demand; yet in the short-to intermediate-term, the emergence of new technologies will drive shareholder value. Although the health care industry continues to change, much remains the same. Therefore, the successful investment philosophy and discipline employed by Fund management will not change. We continue to be optimistic about the potential for investment returns in the health care industry.

(1)Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results.

Financial Report

     Ten Largest Common Stock Holdings
     INVESCO Global Health Sciences Fund
     October 31, 1998

                                                  Percent of
     Description                           Value  Net Assets
     ---------------------------------------------------------------------------
     Merck & Co                     $ 34,407,600        5.87 %
     American Home Products           31,785,000        5.42
     Schering-Plough Corp             31,088,825        5.30
     Sofamor/Danek Group              30,993,084        5.29
     Pfizer Inc                       30,079,694        5.13
     Medtronic Inc                    29,890,250        5.10
     Lilly (Eli) & Co                 29,507,789        5.03
     Glaxo Wellcome PLC Sponsored
       ADR Representing 2 Ord Shrs    29,453,588        5.02
     Bristol-Myers Squibb             28,961,847        4.94
     Johnson & Johnson                27,889,300        4.76
     ---------------------------------------------------------------------------
     TOTAL                          $304,056,977       51.86 %
     ===========================================================================

     Composition of holdings is subject to change.



        Index
     13 Ten Largest Common Stock Holdings
     14 Statement of Investment Securities
     19 Statement of Assets and Liabilities
     20 Statement of Operations
     21 Statement of Cash Flows
     22 Statement of Changes in Net Assets
     23 Notes to Financial Statements
     27 Financial Highlights
     28 Report of Independent Accountants
     29 Other Information
     31 Trustees and Officers
     31 Shareholder Information

Statement Of Investment Securities
INVESCO Global Health Sciences Fund
October 31, 1998
                                        Shares, Units
                                         or Principal
Description                                    Amount               Value
--------------------------------------------------------------------------------
COMMON STOCKS & WARRANTS   88.19%
Biotechnology   4.83%
 -------------------------------------------------------------------------------
Alexion Pharmaceuticals(a)                   155,050        $   1,279,162
Cadus Pharmaceutical(a)(b)                   354,000              929,250
Centocor Inc(a)                              134,350            5,978,575
Ecogen Technologies I(a)(b)(e)                    60                    1
Genentech Inc(a)                             185,825           13,309,716
Genomica Corp Warrants (Exp 2003)(a)(b)(c)(e)      1                    0
GenoPlex Inc Warrants (Exp 2003)(a)(b)(c)(e)       1                    0
MedClone Trust(a)(c)(e)                      216,608                    1
MedImmune Inc(a)                              75,275            5,062,244
Titan Pharmaceuticals(a)                     488,215            1,342,591
Trimeris Inc(a)(e)                           313,726            1,207,844
Unisyn Technologies(a)(b)(e)                  20,754                    1
Unisyn Technologies Warrants (Exp 2001)(a)
  (b)(c)(e)                                  333,773                    0
Xenometrix Inc(a)(b)(e)                      261,007               29,363
                                                              -----------
                                                               29,138,748
                                                              -----------
Health Care Delivery   1.33%
 -------------------------------------------------------------------------------
Bergen Brunswig Class A                      164,100            8,010,131
                                                              -----------
Medical Devices & Supplies   26.13%
 -------------------------------------------------------------------------------
Allegiance Corp                              587,100           21,832,781
Baxter International                         119,075            7,137,058
Becton Dickinson                             242,950           10,234,269
Cambridge Heart(a)                           131,263              853,210
Clarus Medical Systems Warrants (Exp 2000)(a)
  (b)(c)(e)                                    2,224                    0
Emisphere Technologies(a)                     96,825              714,084
Fidus Medical Technology Warrants (Exp 2001)
  (a)(b)(e)                                1,000,000                1,000
Guidant Corp                                  83,575            6,393,488
IMS Health                                   131,400            8,738,100
IDEXX Laboratories(a)                      195,200              4,453,000
Johnson & Johnson                            342,200           27,889,300
Lynx Therapeutics(a)(b)                    345,700              3,370,575
Medtronic Inc                                459,850           29,890,250
Nanogen Inc(a)(e)                          416,666              1,874,997
Sofamor/Danek Group(a)                     304,975             30,993,084
SOMNUS Medical Technologies(a)(b/          1,000,000            3,125,000
VidaMed Inc Warrants (Exp 2000)(a)(b)(c)(e)  263,158                    0
                                                              -----------
                                                              157,500,196
                                                              -----------
Pharmaceuticals   55.90%
 -------------------------------------------------------------------------------
Abbott Laboratories                          492,800          23,130,800
Allergan Inc                                 140,325           8,761,542
American Home Products                       652,000          31,785,000
Bristol-Myers Squibb(d)                      261,950          28,961,847

                                       Shares, Units
                                        or Principal
Description                                   Amount               Value
--------------------------------------------------------------------------------
Glaxo Wellcome PLC Sponsored ADR
  Representing 2 Ord Shrs                    473,150        $ 29,453,588
Lilly (Eli) & Co                             364,575          29,507,789
Merck & Co(d)                                254,400          34,407,600
Novartis AG Registered Shrs                    7,325          13,198,198
Pfizer Inc(d)                                280,300          30,079,694
Pharmacia & Upjohn                           418,925          22,176,842
Roche Holdings AG Non-Voting Shrs              1,000          11,667,405
Schering-Plough Corp                         302,200          31,088,825
Shire Pharmaceuticals Group PLC(a)           121,125             864,133
SmithKline Beecham PLC Sponsored ADR
  Representing 5 Ord Shrs                    283,575          18,077,906
Warner-Lambert Co                            302,350          23,696,681
                                                             -----------
                                                             336,857,850
                                                             -----------
Total Common Stocks & Warrants (Cost $406,605,897)           531,506,925
 -------------------------------------------------------------------------------

PREFERRED STOCKS   5.91%
Biotechnology   2.38%
 -------------------------------------------------------------------------------
Exelixis Pharmaceuticals, Series C, Pfd(a)
  (e)                                      1,125,000          2,250,000
Genomica Corp, Series A, Pfd(a)(b)(e)      2,490,075          1,500,000
GenoPlex Inc, Series A, Pfd(a)(b)(e)         200,000            200,000
Ingenex Inc, Series B, Pfd(a)(e)             103,055             62,864
MedClone Trust, Series G, Conv Pfd(a)(e)     872,096            113,372
Ontogeny Inc, Series E, Pfd(a)(e)          1,000,000          2,500,000
Orchid Biocomputer, Series C, Conv Pfd(a)
  (b)(e)                                     450,450          5,000,000
Osiris Therapeutics, Series C, Conv Pfd(a)
  (e)                                        352,941          1,199,999
Physiome Sciences, Series B, Pfd(a)(b)(e)    909,090          1,499,999
Unisyn Technologies
 Series A, Conv Pfd(a)(b)(e)                 758,258                  1
 Series B, Pfd(a)(b)(e)                      499,500                  1
 Series C, Pfd(a)(b)(e)                      696,710                  1
                                                            -----------
                                                             14,326,237
                                                            -----------
Health Care Delivery   0.57%
 -------------------------------------------------------------------------------
Caresoft Inc, Series A, Pfd(a)(b)(e)         540,541          1,000,001
Physicians Online
 Series A, Pfd(a)(b)(e)                      361,500          1,955,715
 Series C, Pfd(a)(b)(e)                       55,558            500,022
                                                            -----------
                                                              3,455,738
                                                            -----------
Medical Devices & Supplies   2.96%
 -------------------------------------------------------------------------------
Adeza Biomedical, Series II, Conv Pfd(a)(e)  416,666          1,216,665
Aerogen Inc, Series D, Pfd(a)(e)           1,142,858          2,000,001
Clarus Medical Systems
 Series I, Pfd(a)(b)(e)                      106,664            533,320
 Series II, Pfd(a)(b)(e)                      77,239            386,196
Fidus Medical Technology, Series F, Pfd(a)
  (b)(e)                                   1,500,000          3,000,000
Instrumentation Metrics, Series C, Conv
  Pfd(a)(b)(e)                               500,000          5,057,500

                                       Shares, Units
                                        or Principal
Description                                   Amount               Value
--------------------------------------------------------------------------------
InterVentional Technologies, Series
  F, Pfd(a)(e)                           $   250,000        $  2,125,000
Janus Biomedical, Series A, Conv Pfd(a)
  (b)(e)                                     400,000           1,000,000
Masimo Corp, Series C, Pfd(a)(e)             125,000           1,000,000
Norian Corp, Series D, Pfd(a)(e)             267,857           1,499,999
                                                             -----------
                                                              17,818,681
                                                             -----------
Total Preferred Stocks (Cost $39,786,365)                     35,600,656
--------------------------------------------------------------------------------

FIXED INCOME SECURITIES   0.12%
Biotechnology   0.06%
--------------------------------------------------------------------------------
Genomica Corp, Bridge Notes, 8.000%,
  10/9/2000(a)(b)(e)                       $ 362,500            362,500
                                                            -----------
Health Care Delivery   0.06%
--------------------------------------------------------------------------------
Physicians Online, Bridge Notes, 11.000%,
  10/31/2000(a)(b)(e)                      $ 337,390            337,390
                                                            -----------
Total Fixed Income Securities (Cost $699,890)                   699,890
 -------------------------------------------------------------------------------

OTHER SECURITIES   0.12%
Medical Devices & Supplies   0.12%
 -------------------------------------------------------------------------------
Axogen Ltd, Units(a)(Each unit consists
of one cmn shr of Axogen Ltd and one wrnt
to purchase ELAN Corp representing one
ADR) (Cost $205,200)                          11,400            735,300
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS   5.66%
--------------------------------------------------------------------------------

CORPORATE BONDS   0.07%
Biotechnology   0.07%
--------------------------------------------------------------------------------
GenoPlex Inc, Notes, 8.000%, 1/31/1999(a)(b)
  (e)(Cost $400,000)                       $ 400,000            400,000
                                                            -----------

REPURCHASE AGREEMENTS   5.59%
Repurchase Agreement with State Street
dated 10/30/1998 due 11/2/1998 at 5.350%,
repurchased at $33,719,026
(Collateralized by US Treasury Bonds,
due 5/15/2017
at 8.750%, value $34,300,014)(Cost
$33,704,000)                            $ 33,704,000         33,704,000
                                                            -----------
Total Short-Term Investments
  (Cost $34,104,000)                                         34,104,000
 -------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES AT VALUE   100.00%
 (Cost $481,401,352)
 (Cost for Income Tax Purposes $483,374,477)              $ 602,646,771
 -------------------------------------------------------------------------------

(a) Security is non-income producing .
(b) Security is an affiliated company (See Notes).
(c) Security has no market value at October 31, 1998.
(d)  Security has been designated as collateral for Short Sales.

(e) The following are restricted securities at October 31, 1998:

Schedule of Restricted or Illiquid Securities
                                       Acquisition        Acquisition                     Fair Value as a
Description                                Date(s)               Cost      Fair Value     % of Net Assets
 ---------------------------------------------------------------------------------------------------------
Adeza Biomedical, Series II, Conv Pfd   12/21/1994          $ 999,998      $1,216,665                0.21%
Aerogen Inc, Series D, Pfd               8/25/1998          2,000,001       2,000,001                0.34
Caresoft Inc, Series A, Pfd              7/21/1997          1,000,001       1,000,001                0.17
Clarus Medical Systems
 Series I, Pfd                          12/23/1992          2,000,000         533,320                0.09
 Series II, Pfd                          11/9/1994-
                                          2/9/1996            386,196         386,196                0.06
 Warrants (Exp 2000)                      5/2/1992                  0               0                0.00
Ecogen Technologies I                   11/16/1992-
                                         1/28/1994            684,000               1                0.00
Exelixis Pharmaceuticals, Series C, Pfd   4/9/1997          2,250,000       2,250,000                0.38
Fidus Medical Technology
 Series F, Pfd                           8/14/1998          3,000,000       3,000,000                0.51
 Warrants (Exp 2001)                     8/14/1998              1,000           1,000                0.00
Genomica Corp
 Bridge Notes, 8.000%, 10/9/2000         10/9/1998            362,500         362,500                0.06
 Series A, Pfd                           10/6/1997          1,500,000       1,500,000                0.26
 Warrants (Exp 2003)                     10/9/1998                  0               0                0.00
GenoPlex Inc
 Notes, 8.000%, 1/31/1999                6/25/1998            400,000         400,000                0.07
 Series A, Pfd                           9/15/1997            200,000         200,000                0.03
 Warrants (Exp 2003)                     6/25/1998                  0               0                0.00
Ingenex Inc, Series B, Pfd               9/27/1994            600,000          62,864                0.01
Instrumentation Metrics, Series C, Conv
  Pfd                                    2/25/1998          5,057,500       5,057,500                0.86
InterVentional Technologies, Series F,
  Pfd                                   10/19/1992          2,000,000       2,125,000                0.36
Janus Biomedical, Series A, Conv Pfd      3/2/1994          1,000,000       1,000,000                0.17
Masimo Corp, Series C, Pfd               10/7/1998          1,000,000       1,000,000                0.17
MedClone Trust                           9/30/1997            151,965               1                0.00
MedClone Trust, Series G, Conv Pfd      10/21/1993-
                                         7/20/1994          1,500,005         113,372                0.02
Nanogen Inc (b)                         12/19/1996          2,499,996       1,874,997                0.32
Norian Corp, Series D, Pfd                8/5/1992          1,499,999       1,499,999                0.26
Ontogeny Inc, Series E, Pfd              3/13/1997          2,500,000       2,500,000                0.43
Orchid Biocomputer, Series C, Conv Pfd   3/27/1998          5,000,000       5,000,000                0.85
Osiris Therapeutics, Series C, Conv Pfd  5/26/1994          1,199,999       1,199,999                0.20
Physicians Online
 Bridge Note, 11.000%, 10/31/2000        6/10/1998            337,390         337,390                0.06
 Series A, Pfd                           8/31/1993            964,000       1,955,715                0.33
 Series C, Pfd                           2/29/1996            500,022         500,022                0.09
Physiome Sciences, Series B, Pfd         11/7/1997          1,499,999       1,499,999                0.26
Trimeris Inc (a)                         6/27/1997          2,000,000       1,207,844                0.21
Unisyn Technologies                      2/28/1994            999,961               1                0.00
Unisyn Technologies
 Series A, Conv Pfd                     12/27/1994            758,258               1                0.00
 Series B, Pfd                            2/6/1996            499,500               1                0.00
 Series C, Pfd                           4/25/1997            870,888               1                0.00
 Warrants (Exp 2001)                     7/27/1994                  0               0                0.00

                                       Acquisition        Acquisition                     Fair Value as a
Description                                Date(s)               Cost      Fair Value     % of Net Assets
---------------------------------------------------------------------------------------------------------
VidaMed Inc Warrants (Exp 2000)          9/22/1997            $     0           $   0               0.00%
Xenometrix Inc/(b)/                      7/28/1992-
                                         12/2/1994          2,099,978          29,363                0.01
---------------------------------------------------------------------------------------------------------
                                                          $49,323,156     $39,813,753               6.79%
---------------------------------------------------------------------------------------------------------

(a) Fair value represents 80% of the security's publicly traded value.

(b) Fair value represents 90% of the security's publicly traded value.



Short Sells
INVESCO Global Health Sciences Fund
Open at October 31, 1998:
                                                           Current    Unrealized
                                                            Market  Appreciation
Security                           Shares   Proceeds         Value(Depreciation)
--------------------------------------------------------------------------------
Arterial Vascular Engineering     100,000   $3,506,443  $3,075,000    $ 431,443
Immunex Corp                       75,000    4,425,168   5,179,688     (754,520)
Omnicare Inc                      200,000    6,172,794   6,912,500     (739,706)
Pediatrix Medical Group           100,000    4,296,987   4,662,500     (365,513)
VISX Inc                           75,000    4,892,053   3,759,375    1,132,678
--------------------------------------------------------------------------------
                                  550,000  $23,293,445 $23,589,063   $ (295,618)
--------------------------------------------------------------------------------

See Notes to Financial Statements

Statement of Assets and Liabilities
INVESCO Global Health Sciences Fund
October 31, 1998

Assets
--------------------------------------------------------------------------------
Investment Securities at Value (Cost $481,401,352)(a)          $ 602,646,771
Cash                                                                 294,734
Receivables:
 Investment Securities Sold                                       23,614,199
 Dividends and Interest                                              314,217
Prepaid Expenses                                                      41,837
                                                                 -----------
Total Assets                                                     626,911,758
 -------------------------------------------------------------------------------

Liabilities
 -------------------------------------------------------------------------------
Payables:
 Investment Securities Purchased                                 16,885,901
 Securities Sold Short                                           23,589,063
Depreciation on Forward Foreign Currency Contracts                  130,878
Accrued Expenses                                                     43,082
                                                                -----------
Total Liabilities                                                40,648,924
 -------------------------------------------------------------------------------
Net Assets at Value                                       $     586,262,834
 -------------------------------------------------------------------------------

Net Assets
 -------------------------------------------------------------------------------
Paid-in Capital(b)                                       $     393,793,797
Accumulated Undistributed Net Realized Gain on
  Investment Securities and Foreign
  Currency Transactions                                         71,517,826
Net Appreciation of Investment Securities and Foreign
  Currency Transactions                                        120,951,211
                                                               -----------
Net Assets at Value                                      $     586,262,834
--------------------------------------------------------------------------------
Net Asset Value per Share                                          $ 21.08
--------------------------------------------------------------------------------

(a) Investment securities at cost and value at October 31, 1998 include a repurchase agreement of $33,704,000.

(b) The Fund has an unlimited number of authorized shares of common stock, par value of $0.01 per share, of which 27,812,476 were outstanding at October 31, 1998.

See Notes to Financial Statements

Statement of Operations
INVESCO Global Health Sciences Fund
Year Ended October 31, 1998

Investment Income
 -------------------------------------------------------------------------------
Income
Dividends                                                 $ 4,365,692
Interest                                                    1,577,774
 Foreign Taxes Withheld                                       (75,974)
                                                          -----------
Total Income                                                5,867,492
 -------------------------------------------------------------------------------

Expenses
Investment Advisory Fees                                    5,556,255
Administrative Fees                                           250,000
Custodian Fees and Expenses                                   110,696
NYSE Listing Fee                                               51,782
Professional Fees and Expenses                                286,588
Transfer Agent Fees                                            50,369
Trustees' Fees and Expenses                                    62,665
Reports to Shareholders                                       404,089
Other Expenses                                                 49,655
                                                          -----------
 Total Expenses                                             6,822,099
 Fees and Expenses Paid Indirectly                             (4,783)
                                                          -----------
     Net Expenses                                           6,817,316
--------------------------------------------------------------------------------
Net Investment Loss                                          (949,824)
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investment Securities
--------------------------------------------------------------------------------
Net Realized Gain (Loss) on:
 Investment Securities                                    105,708,608
 Foreign Currency Transactions                             (1,390,490)
 Short Sale Transactions                                    3,986,825
                                                          -----------
     Total Net Realized Gain                              108,304,943
                                                          -----------
Change in Net Appreciation of:
 Investment Securities                                      1,425,203
 Foreign Currency Transactions                              1,418,090
                                                          -----------
     Total Net Appreciation                                 2,843,293
                                                          -----------
Net Gain On Investment Securities                         111,148,236
--------------------------------------------------------------------------------
Net Increase in Net Assets from Operations              $ 110,198,412
--------------------------------------------------------------------------------

See Notes to Financial Statements

Statement of Cash Flows
INVESCO Global Health Sciences Fund
For the Year Ended October 31, 1998

Increase (Decrease) In Cash
 -------------------------------------------------------------------------------
Cash Flows From Operating Activities:
 Dividends and Interest Received, Net of Foreign Withholding Taxes $  6,021,192
 Expenses Paid                                                       (6,812,658)
 Sales Net of Purchases of Short-Term Portfolio Investments          (9,911,095)
 Purchases of Long-Term Portfolio Investments                      (454,296,874)
 Sales of Long-Term Portfolio Investments                           512,852,257
 Proceeds of Securities Sold Short                                   79,080,619
 Purchases of Short Sale Securities                                 (75,093,795)
 Realized Loss from Foreign Currency Transactions                      (145,340)
 Other                                                                   (9,717)
                                                                     -----------
Net Cash Flows From Operating Activities                             51,684,589
                                                                     -----------
Cash Flows Used for Financing Activities:
 Distributions Paid to Common Shareholders                          (50,150,186)
                                                                     -----------
Net Increase in Cash                                                  1,534,403
Cash at Beginning of Year                                            (1,239,669)
                                                                     -----------
Cash at End of Year                                                $    294,734
--------------------------------------------------------------------------------

Reconciliation of Net Increase in Net Assets from
Operations to Net Cash Flows from Operating Activities
 -------------------------------------------------------------------------------
Net Increase in Net Assets from Operations                         $110,198,412
                                                                     -----------
Increase in Investments                                              29,590,965
Net Realized Gain                                                  (108,304,943)
Increase in Appreciation of Investment Securities                    (1,838,947)
Increase in Receivable for Investment Securities Sold               (16,115,615)
Increase in Payable for Investment Securities Purchased              16,280,686
Decrease in Depreciation of Foreign Currency Transactions            (1,004,346)
Decrease in Dividends and Interest Receivable                           153,690
Increase in Prepaid Expenses and Other Assets                            (9,717)
Decrease in Accrued Expenses and Other Payables                       22,734,404
                                                                     -----------
 Total Adjustments                                                  (58,513,823)
                                                                     -----------
Net Cash Flows From Operating Activities                           $ 51,684,589
--------------------------------------------------------------------------------

See Notes to Financial Statements

Statement of Change in Net Assets
INVESCO Global Health Sciences Fund
Year Ended October 31

                                                        1998           1997
--------------------------------------------------------------------------------

OPERATIONS
--------------------------------------------------------------------------------
Net Investment Loss                          $      (949,824)  $   (698,116)
Net Realized Gain on Investment Securities,
  Foreign Currency Transactions and
   Short Sale Transactions                       108,304,943     64,895,920
Change in Net Appreciation of Investment
  Securities and Foreign Currency
 Transactions                                      2,843,293     35,661,374
                                            ------------------------------------
Net Increase in Net Assets from Operations       110,198,412     99,859,178
 -------------------------------------------------------------------------------

Distributions To Shareholders
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions            (100,476,287)    (91,697,472)
                                           -------------------------------------
Fund Share Transactions
Reinvestment of Distributions                     50,326,101     62,210,610
                                           -------------------------------------
Total Increase in Net Assets                      60,048,226     70,372,316

--------------------------------------------------------------------------------

Beginning of Period                              526,214,608    455,842,292
                                           -------------------------------------
End of Period                                  $ 586,262,834  $ 526,214,608
--------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS
 -------------------------------------------------------------------------------
Shares Issued from Reinvestment of
  Distributions and Net Increase in Fund
  Shares                                          3,049,909      4,255,367
 -------------------------------------------------------------------------------

See Notes to Financial Statements

Notes to Financial Statements
INVESCO Global Health Sciences Fund

NOTE 1 -- Organization And Significant Accounting Policies. INVESCO Global Health Sciences Fund (the "Fund") was organized as a Massachusetts Business Trust on November 18, 1991 and commenced investment operations on January 24, 1992. The investment objective of the Fund is to seek capital appreciation through investments in the health sciences related business sectors. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, closed-end management investment company.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuation -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of trustees.
     Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of trustees. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.
     Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
     If market quotations or pricing service valuations are not readily available, securities are valued at a fair value as determined in good faith by the Fund's board of trustees. Restricted securities are valued in accordance with procedures established by the Fund's board of trustees.
     Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
     Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.
B. Repurchase Agreements -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
C. Options -- The Fund may hold options for investment purposes with the intent to hedge the portfolio against ongoing exposure to market value and interest rate fluctuations.
  The use of such instruments may involve certain risks as a result of unanticipated movements in the market. A lack of correlations between the value of an instrument underlying an option and the asset being hedged, or expected adverse price movements could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Options written are reported as a liability in the Statement of Assets and Liabilities and are marked to market on a daily basis. Realized gains or losses on purchased option transactions are included in Net Realized Gain (Loss) on Investment Securities in the Statement of Operations.

D. Security Transactions And Related Investment Income -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.
  The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.
  The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.
  The Fund's use of short sell instruments may involve certain risks as a result of unanticipated movements in the market. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security.
  Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. The Fund has demand registration rights for certain restricted securities held at October 31, 1998, which can be exercised upon the registration of a qualifying public offering by each company in the future. The Fund may incur registration costs associated with these public offerings. There is no assurance such offerings will occur.
E. Federal And State Taxes -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
  To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.
  Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. For the fiscal year ended October 31, 1998, 100.00% of the Fund's distributions were from long-term capital gains.
  Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

F. Dividends And Distributions To Shareholders -- Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders quarterly at a rate of 2.5% of net asset value, with an additional year-end distribution depending on the amount of the Fund's yearly net realized capital gains, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discounts, amortized premiums, foreign currency transactions, non-taxable dividends, net operating losses and expired capital loss carryforwards. For the year ended October 31, 1998, the Fund reclassified $949,824 from accumulated undistributed net realized gain to accumulated undistributed net investment income. Net investment income, net realized gains and net assets were not affected.

G. Short Sales -- Short sales are transactions in which the Fund sells a security it does not own in anticipation of an expected decline in the price of that security. The Fund is obligated to replace the borrowed security. A separate asset account is created for the proceeds retained by the broker, and an offsetting liability account is established until the short sale is closed. The liability account is marked-to-market to reflect the current value of the security sold short and is presented in the Statement of Assets and Liabilities.
   At October 31, 1998, the Fund had outstanding short sells. Short sells are fully collateralized by other securities which are notated in the Statement of Investment Securities and such collateral is in the possession of the Fund's Custodian. The collateral is evaluated daily to ensure its market value exceeds the current value of the short sell.

H. Forward Foreign Currency Contracts -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities.

I. Cash Flows -- The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Statement of Assets and Liabilities and represents cash on hand in its custodian bank and does not include any short-term investments at October 31, 1998.

J. Expenses -- Under an agreement between the Fund and the Fund's custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 --  Investment  Advisory  And Other  Agreements.  INVESCO  Trust  Company
("ITC") served as the Fund's investment adviser. As compensation for its services to the Fund, ITC received an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee was based on the annual rate of 1.00% on the first $500 million of ending weekly net assets and 0.90% on ending weekly net assets in excess of $500 million. Effective November 2, 1998, the fee is based on the annual rate of 1.00% on the first $500 million of ending daily net assets and 0.90% on ending daily net assets in excess of $500 million. Effective February 4, 1998, such responsibilities were transferred to INVESCO Funds Group, Inc. ("IFG").

  In accordance with an Administrative Agreement, the Fund paid IFG an annual fee of $250,000 to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. Effective November 2, 1998, the Fund pays IFG a fee based on the annual rate of 0.10% on ending daily net assets.

NOTE 3 -- Purchases And Sales Of Investment Securities. For the year ended October 31, 1998, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $470,577,561 and $506,032,385, respectively.
  There were no purchases or sales of U.S. Government securities.

NOTE 4 -- Appreciation And Depreciation. At October 31, 1998, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $133,981,467 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $14,709,173, resulting in net appreciation of $119,272,294.

NOTE 5 -- Transactions With Affiliates And Affiliated Companies. Certain of the Fund's officers and trustees are also officers and directors of IFG.
  An affiliated company represents ownership by the Fund of at least 5% of the voting securities of the issuer during the period, as defined in the Act. A summary of the transactions during the year ended October 31, 1998, in which the issuer was an affiliate of the Fund, is as follows:

                                                                                   Realized
                                                                                Gain (Loss)
                              Purchases                     Sales             on Investment        Value
                        ---------------------        --------------------
Affiliate               Shares           Cost        Shares          Cost        Securities  at 10/31/98
 -------------------------------------------------------------------------------------------------------
Cadus Pharmaceutical        --            --        375,395      $514,666        $1,619,165    $ 929,250
Caresoft Inc, Series A, Pfd --            --             --            --                --    1,000,001
Clarus Medical Systems
 Series I, Pfd              --            --             --            --                --      533,320
 Series II, Pfd             --            --             --            --                --      386,196
 Warrants (Exp 2000)        --            --             --            --                --            0
Ecogen Technologies I       --            --             --            --                --            1



                                                                                    Realized
                                                                                Gain (Loss)
                              Purchases                     Sales             on Investment        Value
                        ---------------------        --------------------
Affiliate               Shares           Cost        Shares          Cost        Securities  at 10/31/98
  ------------------------------------------------------------------------------------------------------
Electroscope Inc            --             --       380,000      $990,000     $   (610,000)    $       0
Fidus Medical Technology
 Series F, Pfd       1,500,000     $3,000,000            --            --                --    3,000,000
 Warrants (Exp 2001) 1,000,000          1,000            --            --                --        1,000
Genomica Corp
 Bridge Notes 8.000%,
  10/9/2000            362,500        362,500            --            --                --      362,500
 Series A, Pfd              --             --            --            --                --    1,500,000
 Warrants (Exp 2003)         1              0            --            --                --            0
GenoPlex Inc
 Notes, 8.000%
  1/31/1999            400,000         400,000           --            --                --      400,000
 Series A, Pfd              --              --           --            --                --      200,000
 Warrants (Exp 2003)         1               0           --            --                --            0
Instrumentation Metrics
  Series C, Conv Pfd   500,000       5,057,500           --            --                --    5,057,500
Janus Biomedical Series
  A, Conv Pfd               --              --           --            --                --    1,000,000
Lynx Therapeutics           --              --        4,300        43,000             6,448    3,370,575
Multum Information Services




 Series B, Pfd              --              --    1,000,000     1,000,000       (1,000,000)           0
 Series E, Pfd              --              --      250,294       851,000         (715,592)           0
OrbTek Inc             101,645               0      190,030       216,849         (189,312)           0
OrbTek Inc Conv Promissory Notes    10.000%
        6/30/2000           --              --      500,000       500,000         (447,460)           0
        11/22/2000          --              --    1,000,000     1,000,000         (894,920)           0
        11/24/2000          --              --    1,000,000     1,000,000         (894,920)           0
     Zero Coupon,
       11/24/2000           --              --      250,000       250,000         (223,730)           0
 Secured Conv Promissory
   Notes, Zero Coupon
   12/31/1998               --              --    1,000,000     1,000,000         (894,920)           0
 Series A, Conv Pfd         --              --      714,286     1,500,001       (1,312,358)           0
 Warrants (Exp 2001)        --              --       50,000             0           13,135            0
 Warrants (Exp 2002)        --              --      200,000             0           52,540            0
Orchid Biocomputer Series
 C, Conv Pfd           450,450       5,000,000           --            --               --    5,000,000
Physicians Online
 Bridge Notes, 11.000%
  10/31/2000           337,390         337,390           --            --               --      337,390
 Series A, Pfd              --              --           --            --              --     1,955,715
 Series C, Pfd              --              --           --            --              --       500,022
Physiome Sciences Series
  B, Pfd               909,090       1,499,999           --            --              --     1,499,999
SOMNUS Medical Technologies --              --           --            --              --     3,125,000
Unisyn Technologies         --              --           --            --              --             1
 Unisyn Technologies
 Series A, Conv Pfd         --              --           --            --              --     $       1
 Series B, Pfd              --              --           --            --              --             1
 Series C, Pfd              --              --           --            --              --             1
 Warrants (Exp 2001)        --              --           --            --              --             0
Vidamed Inc                 --              --    1,052,632    $5,000,002$    (4,049,268)             0
Vidamed Inc Warrants
 (Exp 2000)                 --              --           --            --              --             0
Xenometrix Inc              --              --           --            --              --        29,363
 ------------------------------------------------------------------------------------------------------
                                                                                            $30,187,836
 ------------------------------------------------------------------------------------------------------

Options associated with securities may be included in sales figures.

No dividend income was received from any affiliated companies.

Report of Independent Accountants
To the Board of Trustees and Shareholders of INVESCO Global Health Sciences Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Global Health Sciences Fund at October 31, 1998, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As disclosed in the Statement of Investment Securities and the accompanying Schedule of Restricted or Illiquid Securities, securities valued at $39,813,753 (6.79 percent of net assets), have been estimated by the Board of Trustees in the absence of readily ascertainable market values. Those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

PricewaterhouseCoopers LLP

Denver, Colorado
December 8, 1998

Other Information
INVESCO Global Health Sciences Fund
Unaudited

Dividends and Capital Gains Distribution History
                                  Net Investment     Long-Term     Short-Term
                                          Income Capital Gains  Capital Gains
Ex Date             Payable Date     (per share)   (per share)    (per share)
--------------------------------------------------------------------------------
December 24, 1992   January 15, 1993      $0.075            --             --
December 23, 1993   January 14, 1994      $0.200            --             --
November 29, 1996  December 23, 1996         --        $3.8925        $0.5802
November 14, 1997  December 19, 1997         --        $2.8470             --
May 15, 1998            June 3, 1998         --        $0.5389             --
August 7, 1998       August 25, 1998         --        $0.5389             --
November 13, 1998  December 18, 1998         --        $2.2689        $0.3615
--------------------------------------------------------------------------------

Financial Highlights
INVESCO Global Health Sciences Fund
(For a Fund Share Outstanding Throughout Each Period)

                                                Year Ended October 31
                                          1998    1997     1996    1995     1994
--------------------------------------------------------------------------------
Per Share Data
Net Asset Value -- Beginning of Period $21.250 $22.230  $18.506 $12.378  $12.121
                                       -----------------------------------------

Income from Investment Operations
Net Investment Loss                      0.000 (0.071)  (0.097) (0.107)  (0.085)
Net Gains on Securities
  (Both Realized and Unrealized)         3.755   3.564    3.821   6.235    0.542
                                       -----------------------------------------
Total from Investment Operations         3.755   3.493    3.724   6.128    0.457
--------------------------------------------------------------------------------

Less Distributions
Dividends from Net Investment Income     0.000   0.000    0.000   0.000    0.200
Distributions from Capital Gains         3.925   4.473    0.000   0.000    0.000
                                       -----------------------------------------
Total Distributions                      3.925   4.473    0.000   0.000    0.200
--------------------------------------------------------------------------------
Net Asset Value, End of Period          21.080 $21.250 $ 22.230 $18.506 $ 12.378
--------------------------------------------------------------------------------
Share Price, End of Period             $19.500 $17.313 $ 17.000 $14.750 $ 10.000
--------------------------------------------------------------------------------

Total Return(a)                         40.29%  32.98%   15.25%  47.50% (11.49%)
 -------------------------------------------------------------------------------

Ratios
Net Assets -- End of Period
  ($000 Omitted)         $ 586,263 $ 526,215  $ 455,842 $ 379,503   $ 253,834
Ratio of Expenses to
  Average Net Assets         1.21%(b)  1.22%(b)   1.21%     1.33%       1.41%
Ratio of Net Investment
  Loss to Average Net Assets  (0.17%)   (0.15%) (0.44%)   (0.72%)     (0.70%)
Portfolio Turnover Rate           87%      145%     91%      105%        121%
--------------------------------------------------------------------------------

(a) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.

(b) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

DIVIDEND REINVESTMENT PLAN
Shareholders of the Fund who have Shares registered directly in their own names automatically participate in the Fund's Dividend Reinvestment Plan (the "Plan"), unless and until an election is made to withdraw from the Plan as herein provided. State Street Bank and Trust Company (the "Agent"), acts as agent under the Plan on behalf of participating shareholders. Shareholders who do not wish to have distributions automatically reinvested should so notify the fund c/o State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101. Under the Plan, all of the Fund's dividends and capital gains and other distributions to shareholders will be reinvested in full and fractional Shares as described below. A shareholder who owns Shares registered in his/her broker's or nominee name, and whose broker does not provide facilities for a dividend reinvestment program, may be required to have his/her Shares registered in his/her own name in order to participate in the Plan. Shareholders wishing to participate in the Plan whose Shares are held in the name of a broker or nominee should consult their brokers as to how to accomplish dividend reinvestment.
  Whenever the Fund declares an income dividend or a capital gain or other distribution (collectively, "Dividends") in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Shares. Whenever the Fund declares Dividends in additional unissued but authorized shares ("Newly Issued Shares") non-participants in the Plan will receive Newly Issued Shares and participants in the Plan will receive shares. In either instance, the Shares received by Plan participants will be acquired by the Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of Newly Issued Shares or (ii) by the purchase of outstanding Shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. Open-Market Purchases will be made only in the event that the Fund declares an income dividend or a capital gain or other distribution payable only in cash.
   If on the payment date for a Dividend the net asset value per share is equal to or less than the market price per Share plus estimated brokerage commissions (such condition being referred to herein as "Market Premium"), the Agent will purchase from the Fund Newly Issued Shares on behalf of the participant at a price per Share equal to the greater of the net asset value per Share or 95% of the then current market price per Share. This discount from the current market price reflects savings in underwriting and other costs which the Fund would otherwise incur to raise additional capital.
  If on the payment date for a Dividend the net asset value per Share is greater than the market price per Share (such condition being referred to herein as "Market Discount"), the Agent will endeavor to invest the Dividend amount in Shares acquired on behalf of the participant in Open-Market Purchases. In the event of a Market Discount on the payment date, the Agent will have up to 30 days after the payment date to invest the Dividend amount in Shares acquired in Open-Market Purchases.
  Registered shareholders who acquire their Shares in open-market transactions and who do not wish to have their Dividends automatically reinvested should so notify the Fund in writing. If a shareholder has not previously elected to receive cash Dividends and the Agent does not receive notice of an election to receive cash Dividend prior to the record date of any Dividends, the Shareholder will automatically receive such Dividends in additional Shares.
  Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Dividend payment date. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole Shares credited to his/her account under the Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole Shares be issued, a cash payment will be made for any fraction of a Share credited to such account.
  The Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. Each participant, nevertheless, has the right to receive certificates for whole Shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.

  In the case of shareholders, such as banks, brokers or nominees, which hold Shares for others who are the beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the shareholder as representing the total amount of Shares registered in the shareholders name and held for the account of beneficial owners participating in the Plan.
   There will be no charge to participants for reinvesting Dividends other than their share of brokerage commissions as discussed below. The Agent's fees for administering the Plan and handling the reinvestment of Dividends will be paid by the Fund. Each participant's account will be charged a pro-rata share of brokerage commissions incurred with respect to the Agent's Open-Market Purchases in connection with the reinvestment of Dividends. Brokerage charges for purchasing small amounts of Shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing Shares for all the participants in blocks and prorating the lower commission that may be attainable.
  The automatic reinvestment of Dividends will not relieve participants of any income tax which may be payable on such Dividends. In the case of non-U.S. participants whose Dividends are subject to United States income tax withholding and in the case of any participants subject to 30% federal backup withholding, the Agent will reinvest Dividends after deduction of the amount required to be withheld.
  The Fund reserves the right to amend or terminate the Plan by written notice to participants. All correspondence concerning the Plan should be directed to the Agent at the address referred to in the first paragraph of this section. ANNUAL SHAREHOLDERS MEETING
The Fund's annual meeting of shareholders was held on August 27, 1998. Shareholders voted to re-elect Larry Soll, Ph.D. as Trustee, ratify the appointment of PricewaterhouseCoopers LLP as the Fund's independent accountants and rejected two shareholder proposals. The resulting vote count for each proposal is listed in the next column:

1. Election of one Trustee:
   Larry Soll, Ph.D.  For:                       22,514,479
                      Withheld Authority:           984,025
2. Ratification of Appointment of PricewaterhouseCoopers LLP as the Fund's
   Independent Accountants:     For:             22,810,965
                                Against:            213,069
                                Abstain:            474,470
3A.Shareholder proposal to terminate investment advisory contract with INVESCO
   Funds Group, Inc.:           For:              2,424,934
                                Against:         11,793,933
                                Abstain:          1,260,140
                                Broker Non-Votes: 8,029,497
3B.Shareholder proposal to convert to open-end fund or merge with open-end fund:
                                For:              3,522,250
                                Against:         10,789,651
                                Abstain:          1,157,102
                                Broker Non-Votes: 6,029,600
  In addition to Mr. Soll, the following persons serve as Trustees of the Fund:
Messrs. Fred A. Deering, Charles W. Brady and John McIntyre.
Miscellaneous
For the year ended October 31, 1998, there were no changes to the Fund's charter or by-laws and no material changes in the principal risk factors associated with investment in the Fund. There were no material changes in the Fund's investment objectives or policies other than adoption of the fixed distribution policy. The policy requires the Fund to make quarterly distributions at a rate of 2.5% of NAV -- 10% annually -- to Fund shareholders. Mr. Charles W. Brady was selected to serve as Chairman of the Board of Trustees and Mr. Mark Williamson was selected to serve as President and Chief Operating Officer of the Fund. Mr. Hubert L. Harris, Jr. resigned as a Fund Trustee, and Mr. Dan J. Hesser resigned as President.
  Mr. Schroer joined INVESCO Funds Group, Inc. ("IFG") in 1992 and became a Senior Vice President of IFG in 1996. In addition to Mr. Schroer's responsibilities as portfolio manager of the Fund, he also manages the INVESCO Strategic Health Sciences Fund. Mr. Schroer has been an officer of The Global Health Sciences Fund since January 1996.
  Mr. Schroer received his B.S. and M.B.A. degrees from the University of Wisconsin-Madison. He began his investment management career in 1990 with the Trust Company of the West as an investment analyst. He was eventually given additional responsibilities by the Trust Company of the West in Los Angeles as Assistant Vice President with analytical responsibilities in the health care industry.

Trustees and Officers


Trustees                           Officers

Charles W. Brady                   Mark H. Williamson
Chairman of the Board              President and
                                   Chief Operating Officer

Fred A. Deering                    John R. Schroer
Trustee                            Vice President

John W. McIntyre                   Glen A. Payne
Trustee                            Secretary

Larry Soll, Ph.D.                  Ronald L. Grooms
Trustee                            Treasurer, Principal Financial
                                   and Accounting Officer



Shareholder Information

Investment Adviser            Shareholder Servicing Agent        For information about
INVESCO Funds Group, Inc.     Boston Equiserve, Inc.             The Global Health Sciences Fund or
7800 East Union Avenue        150 Royall Street                  current net asset values, please call toll-
Denver, Colorado 80237        Mail Stop 45-02-62                 free 1-800-528-8765 or visit our website
                              Canton, Massachusetts 02021        at ghs.invesco.com

Administrator                 Independent Accountants            For questions on dividend
INVESCO Funds Group, Inc.     PricewaterhouseCoopers LLP         reinvestment, please call toll-free
7800 East Union Avenue        950 Seventeenth Street             1-800-426-5523
Denver, Colorado 80237        Denver, Colorado 80202

Custodian                     Counsel
State Street Bank and Trust   Kirkpatrick & Lockhart
  Company                     1800 M Street, N.W.
225 Franklin Street           South Lobby, 9th Floor
Boston, Massachusetts 02110   Washington, D.C. 20036

INVESCO Global Health Sciences Fund
INVESCO Funds Group, Inc.
7800 East Union Avenue
Denver, Colorado 80237